UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2020

FELLAZO INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39002	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jinshan Building East, Unit 1903

568 Jinshan West Road

Yong Kang City, Zhejiang Province

People’s Republic of China 321300

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 13012855255

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	FLLCU	The NASDAQ Stock Market LLC
Ordinary Shares, par value $0.0001 per share	FLLC	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	FLLCR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable at $11.50 per whole share	FLLCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed on December 18, 2019 with the Securities and Exchange Commission (the “SEC”),  the Audit Committee (the “Audit Committee”)  of the Board of Directors (the “Board”) of Fellazo Inc. (the “Company”) had concluded that the occurrence of certain unauthorized related party transactions reflected inadequate and ineffective internal controls, resulting from a lack of proper instruction to the Company’s management and financial personnel or adequate guidelines regarding transactions between the Company and its sponsor, and between the Company and its management. As part of the Company’s efforts to remediate the aforementioned weaknesses in internal controls and prevent future violations, the Board approved the following changes in the Company’s leadership and sponsorship.

Sponsor Transfer Agreement

On January 31, 2020, the Company entered into an agreement (the “Sponsor Transfer Agreement”) with Swipy Ltd, TKK Capital Holdings (“TKK Capital”), Nicholas Ting Lun Wong, Jonathan Peng Fai Chong, Anderson Heng Hee Toh, Tiong Ming Tan, Chin Yong Tan, Lijun Yu and Ping Zhang (the “Parties”).

The Sponsor Transfer Agreement provides for certain changes to the management, the Board, and the sponsorship of the Company. Among other things, and as described in further detail below, upon the satisfaction of certain conditions, the Company’s Board and management shall be replaced with a new team of individuals, the Company’s sponsor, Swipy Ltd, shall become 80% owned by TKK Capital, and the Company’s officers and directors shall receive certain compensation for their services rendered to the Company.

Pursuant to the Sponsor Transfer Agreement, Nicholas Ting Lun Wong agreed to fund the Company with an aggregate of up to $1,270,000 to be applied toward the Company’s expenses to be incurred in connection with the transactions contemplated by the Sponsor Transfer Agreement and the Company’s business combination activities, including in connection with any extensions of time in which to consummate a business combination. Such Funds would be remitted in three installments as follows: (i) $70,000 to be paid upon execution of the Sponsor Transfer Agreement; (ii) $600,000 to be placed into an escrow account within 7 calendar days of a determination of the Nasdaq Hearings Panel (the “Panel”) to provide the Company with additional time to regain compliance with applicable Nasdaq Rules (the “First Deposit”), and (iii) another $600,000 to be placed into an escrow account within 14 calendar days thereafter.

Changes to be effected within 3 business days following the funding of the First Deposit into escrow include, but are not limited to: (i) the Company will change its address and shall initiate action to change its name to TKK-Fellazo Acquisition Corp., or some other name selected by TKK Capital; of its name and address; (ii) the Company will enter into a new administrative services agreement with Texas Kang Kai Capital Management (Hong Kong) Limited which will provide certain administrative services to the Company for $10,000 a month, and in connection with the execution of such agreement, the Company shall terminate its existing administrative services agreement dated July 24, 2019 by and between the Company and Swipy Ltd; (iii) certain changes (the “Leadership Changes”) described in –Changes to the Management and Board below; (iii) Jonathan Peng Fai Chong, Anderson Heng Hee Toh will transfer all their equity interest in Swipy Ltd to TKK Capital; (iv) Nicholas Ting Lun Wong will retain a 20% equity interest in Swipy Ltd and transfer the balance of his 33% equity interest in Swipy Ltd to TKK Capital; and (v) Sing Wang will transfer 70,000 shares of TKK Symphony Acquisition Corporation to Nicholas Ting Lun Wong. The Sponsor Transfer Agreement will be terminated if the Panel determines to delist the Company’s securities from Nasdaq.

Changes to the Management and Board

Effective February 5, 2020, Jonathan Peng Fai Chong, a director of the Company, was vacated by the Board due to his personal health issues. As previously reported in an Form 8-K filed with the SEC on January 8, 2020, Mr. Chong had resigned as the Company’s Chief Financial Officer as of January 6, 2020.

Additionally, notwithstanding the conditions to the Company’s obligations to effect the Leadership Changes set forth in the Sponsor Transfer Agreement, effective February 5, 2020, the Company’s executive officers of the Company resigned from their respective offices and directorships as set forth below.

Name	Title
Anderson Heng Hee Toh	Chief Operating Officer and Director
Nicholas Ting Lun Wong	Chief Executive Officer and Director

Immediately following the vacation of the Mr. Chong and the resignations of Messrs. Toh and Wong, the Board appointed the following individuals to fill the vacancies resulting therefrom:

Name	Title
Sing Wang	Non-Executive Chairman of the Board
Stephen Markscheid	Interim Chief Executive Officer, Chief Financial Officer and Director
Adrian Leung	Chief Business Development Officer and Director

Additionally, notwithstanding the conditions to the Company’s obligations to effect the Leadership Changes set forth in the Sponsor Transfer Agreement, the following members of the Board agreed to resign from their respective positions as set forth below, which resignations shall not take effect until 10 days following the Company’s mailing of an Information Statement on Schedule 14F-1 (“Schedule 14F”) filed with the SEC.

Name	Title
Tiong Ming Tan	Independent Director (Chair of the Audit Committee and the Compensation Committee)
Chin Yong Tan	Independent Director (member of the Audit Committee and member of the Compensation Committee)
Lijun Yu	Independent Director
Ping Zhang	Independent Director (member of the Audit Committee and member of the Compensation Committee)

In connection with the foregoing contemplated resignations, the Board approved the appointment of the following individuals to fill the vacancies resulting from such resignations, effective 10 days following the mailing of Schedule 14F filed with the SEC.

Name	Title
Ronald Issen	Independent Director
Thomas Ren	Independent Director
Ian Lee	Independent Director

Mr. Sing Wang, aged 56, has been the Chief Executive Officer and Chairman of Board of TKK Symphony Acquisition Corporation since February 2018. Throughout the past 30 years, Mr. Wang has spearheaded nearly 70 private equity and venture capital transactions globally across a wide range of sectors, including consumer, technology, telecommunications, media, financial institutions, healthcare and natural resources. He has served as the Vice General Manager (non-executive) of CMIG Capital Company Limited, a financial investment platform of China Minsheng Investment Group, since May 2017 and the Chairman of TKK Capital, a private equity/wealth management company, since August 2015. In February 2018, Mr. Wang was appointed Director and Chief Executive Officer of CM Seven Star Acquisition Corporation (NASDAQ: CMSS), a special purpose acquisition company that completed its initial public offering on October 25, 2017 and has entered into a share exchange agreement in November 2018, providing for the acquisition of Kaixin Auto Group, a premium used auto dealership group in China, from Renren Inc. (NYSE: RENN). From February 2016 to May 2017, Mr. Wang was the Chief Executive Officer and Executive Director of China Minsheng Financial Holding Corporation Limited (HKEx: 245), an overseas investment platform of China Minsheng Investment Group. From September 2015 to December 2017, Mr. Wang was a Senior Advisor to TPG China, Limited (Growth Platform), which specializes in growth equity and middle-market buyout opportunities. From 2016 to November 2017, Mr. Wang was also the Executive Chairman of Evolution Media China, a newly-established media and internet investment platform closely associated with TPG Growth and Creative Artists Agency. From May 2006 to August 2015, Mr. Wang was a Partner at TPG and served as a Co-Chairman of TPG Greater China and the Head of TPG Growth North Asia. Prior to joining TPG, from mid-2000 to early 2006, Mr. Wang was the Chief Executive Officer and Executive Director of TOM Group Limited (HKEx: 2383), a Chinese-language media and internet conglomerate in Greater China. Previously, Mr. Wang was with Goldman Sachs from July 1993 to May 2000, holding various positions, including as the Head of China High Technology in Hong Kong. He was a manager at HSBC Private Equity from November 1992 to June 1993, and a strategic consultant with McKinsey & Co. in Chicago from November 1989 to September 1992.

Mr. Stephen Markscheid, aged 65, has been serving as an independent director of TKK Symphony Acquisition Corporation since August 2018. Mr. Markscheid has been the chairman of Still Waters Green Technology, a UK based renewable energy developer since December 2019. He has also been a venture partner at DealGlobe, a Shanghai based boutique investment bank, since February 2017. Mr. Markscheid served multiple roles with NanoGraf Corporation, a Chicago-based developer of advanced materials, and is currently an advisor to the board of the company. He currently also serves as an independent director of ZZ Capital International (HKEx: 08295), Ener-Core (OTCQB: ENCR), Fanhua Inc., (formerly CNinsure Inc.) (NASDAQ: FANH), and Jinko Solar Inc. (NYSE: JKS), and Hexindai (NASDAQ: HX). Since November 2007, Mr. Markscheid has served as CEO of Synergenz Inc, the US subsidiary of a molecular diagnostic company. Prior to that, from June 2006 to September 2007, he was CEO of Huamei Capital, a boutique investment bank in Chicago. From January 1998 to March 2006, he served as a director and later as Senior Vice President at different group companies of General Electric, where he led GE Capital’s business development activities in China and Asia Pacific, primarily acquisitions and direct investments. Prior to General Electric, from February 1994 to November 1997, Mr. Markscheid worked with the Boston Consulting Group throughout Asia. Prior to that, Mr. Markscheid was a commercial banker for 10 years in London, Chicago, New York, Hong Kong and Beijing with Chase Manhattan Bank and First National Bank of Chicago and has years of professional experience in the financial services industries. Mr. Markscheid holds a Master’s Degree in International Affairs from Johns Hopkins University, and an MBA from Columbia University, where he was class valedictorian and a Bachelor of Arts degree from Princeton University.

Mr. Man Chak (Adrian) Leung, aged 40, is the general manager of China Seven Star Holdings Ltd since August 2019. Prior to that, Mr. Leung served as Co-Head of Risk and Portfolio Management at China Minsheng Financial Holding Corporation Limited (“CM Financial”) since 2018, a Hong Kong mainboard listed (Symbol: 0245.hk) financial holding platform where Mr. Leung joined CM Financial in December 2016 from TPG Growth, a global mid-market private equity firm with over US$ 7 billion AUM. Prior to that, he was an analyst at Cathay Capital Group between 2001 to 2006. Mr. Leung holds a Bachelor of Business and Administration (Finance) from City University of Hong Kong.

Mr. Ronald Issen, aged 57, has been the Chief Investment Officer of TKK Symphony Acquisition Corporation since February 2018. Mr. Issen is Founder and Managing Director of Issen & Company Limited since 2000, with over 20 years of financial experience in Asia, including Hong Kong, Singapore, Taiwan and Macau. From 2007 to 2013, Mr. Issen was a Senior Advisor with Apollo Global Management, LLC, and, from 2005 to 2007, was Senior Executive Vice President and a member of the Executive Management Committee of eSun Holdings Limited (HKEx: 571, part of Hong Kong’s Lai Sun Group), a Chinese-language media/entertainment and hospitality group. Prior to that, from 1989 to 1999, Mr. Issen was a senior banking executive with Banque Indosuez and its successor institutions (later acquired by Credit Agricole), having begun his career with Smith Barney, Harris Upham (later part of Salomon Brothers/Citigroup) and the Boston Consulting Group. Mr. Issen currently serves, among others, as a Board Director for Capella Hotel Group Pte Ltd, as Board Director for Cardiff City FC of the English Premier League and as Board Director of KV Kortrijk of the Belgian First Division A professional football league. He has served in the past on the boards of various subsidiary companies associated with Lippo Group, an Indonesian/Singaporean conglomerate, including Auric Pacific Group Limited (SGX: A23) (from 2015 to 2017), Food Junction Holdings Limited (SGX: 529) (from 2011 to 2013), and privately-held MIDAN City Development Co. Ltd. (from 2010 to 2011) in Korea. Separately, Mr. Issen was Deputy Chairman and Board Director of City e-Solutions Limited (HKEx: 557) from 2013 to 2016, and Director of CDL Hospitality Trusts (SGX: J85) from 2014 to 2016, an Asian hospitality REIT. Mr. Issen holds an MBA from the Stanford University Graduate School of Business where he was an EJ Gallo Foundation Fellow and a Bachelor of Arts from Williams College, cum laude with honors.

Mr. Thomas Jintao Ren, aged 41, has served as the chief financial officer of Renren Inc. since September 2015. He has also served as the chief financial officer of Kaixin Auto since September 2015 and the chief financial officer of Oak Pacific Investment since September 2017. Prior to rejoining our company, Mr. Ren was the chief financial officer at Chukong Technologies. Mr. Ren was previously at Renren between 2005 and 2013, where he served as our senior finance director. Prior to that, Mr. Ren had worked at KPMG for five years. Mr. Ren holds a bachelor’s degree in economics from Renmin University of China. He is a certified public accountant in China and the United States, and a chartered professional accountant in Canada.

Mr. Ian Lee, aged 50, has been the Chief Financial Officer of TKK Symphony Acquisition Corporation since February 2018 and a Director of its Board since August 15, 2018. Since January 2018, Mr. Lee has been serving as the Chief Financial Officer of TKK Capital. Mr. Lee was Chief Financial Officer and Operating Partner of Evolution Media China from May 2016 to January 2018. During his tenure at Evolution Media China, Mr. Lee worked closely with and reported directly to Mr. Wang, who served as Executive Chairman of Evolution Media China. From August 2014 to April 2016, Mr. Lee was Chief Financial Officer of TPG’s two RMB funds, Shanghai and Chongqing. From February 2013 to December 2013, he served as Chief Operating Officer of DMG (SZSE: 2143), a Chinese entertainment and communication company. From February 2012 to February 2013, Mr. Lee was a Consultant for 3R Group, an advertising and marketing company in China. From April 2005 to January 2012, Mr. Lee was with Omnicom Media Group, part of Omnicom Group (NYSE: OMC), a global advertising, marketing and corporate communications company, serving as Finance Director, Chief Financial Officer and President & Chief Operating Officer of China. From 1998 to 2004, Mr. Lee was with News Corp/21st Century Fox, where he spent seven years in the Sydney, Beijing, Shanghai and Hong Kong offices in various positions, including Vice President of STAR China, News Corp’s China Operation, and Finance Director of ChinaByte, a joint venture between People’s Daily and News Corp. Mr. Lee holds a Master of Management from University of Technology, Sydney, Australia and a Bachelor degree in Genetics from Sichuan University, China.

None of the departing directors have resigned or (with respect to Messrs. Issen, Ren and Lee) have agreed to resign because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

There is no arrangement or understanding between the Messrs. Wang, Markscheid, Leung, Issen, Ren, Lee and any other person pursuant to which they have been selected as directors. There are no family relationships among directors, executive officers, or candidates nominated or chosen by the Company to become a director or executive officer of the Company. Other than as described herein, there are no transactions between the Company and any directors or officers that are subject to disclosure under Item 404(a) of Regulation S-K.

The Company provided the departing directors with a copy of this Current Report on Form 8-K prior to its filing with the SEC and the opportunity to furnish the Company with a letter addressed to the Company stating whether they agree with the statements made by the Company in response to this Item 5.02 and if not, stating the respects in which they do not agree. Copies of such letters will be filed as exhibits to an amendment to this Form 8-K within two business days upon receipt.

Director and Officer Compensation

Except as provided below, none of Messrs. Wang, Markscheid, Leung, Issen, Ren, Lee will receive any cash compensation for services rendered in their respective positions as officers and/or directors to the Company.

●	promptly following the First Deposit, but any event no later than the Closing Date (as such term is defined in the Sponsor Transfer Agreement), Swipy Ltd shall transfer 15,000 ordinary shares of the Company to each of Stephen Markscheid and Adrian Leung and 12,500 ordinary shares of the Company to each of Sing Wang, Ronald Issen, Thomas Ren and Ian Lee; and

●	in the event that there is a liquidation of the Company’s trust account prior to a business combination, the Company shall pay each of Stephen Markscheid and Adrian Leung US$3,000 per month of service to the Company then-served by such individuals.

Change in Committees of the Board

In connection with the Leadership Changes, the Board resolved to reconstitute certain committees of the Board upon the effectiveness of Company’s mailing of the Schedule 14F. Namely, the Audit Committee of the Board will consist of Thomas Ren, Ronald Issen and Ian Lee, with Ian Lee serving as Chair; and the Compensation Committee of the Board will consist of Thomas Ren, Ronald Issen and Ian Lee, with Thomas Ren serving as Chair.

Additionally, as part of the Company’s efforts to improve its internal controls, the Board determined to establish a new Nominating and Corporate Governance Committee and adopted a Nominating and Corporate Governance Committee Charter (the “NCG Committee Charter”), each of which shall become effective contemporaneously with the Leadership Change. The Nominating and Corporate Governance Committee will consist of Thomas Ren, Ronald Issen and Ian Lee, with Ronald Issen serving as Chair.

In accordance with the NCG Committee Charter, the Nominating and Corporate Governance Committee will be responsible for overseeing the selection of persons to be nominated to serve on the Board as well as the Company corporate governance practices. The Nominating and Corporate Governance Committee shall, in addition to evaluating and nominating candidates for election to the Board, focus on the following responsibilities:

●	Developing and recommending to the Board a set of corporate governance principles and practices.

●	Reviewing periodically the Company’s corporate governance principles and practices, the Company’s compliance with these principles and practices, and recommend changes, as appropriate.

●	Overseeing the evaluation of the Company’s management.

●	Overseeing, reviewing and reporting to the Board regarding the Company’s succession planning for the Board, senior management and other key employees.

●	Periodically reviewing and reassessing the adequacy and scope of the NCG Committee Charter and the Nominating and Corporate Governance Committee’s processes and procedures and recommending any proposed changes to the Board for approval.

The foregoing descriptions of the Sponsor Transfer Agreement and the NCG Committee Charter does not purport to be complete and is qualified in its entirety by the provisions of the Sponsor Transfer Agreement and the NCG Committee Charter, which are attached hereto as Exhibits 10.1 and 99.1, respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Sponsor Transfer Agreement, dated January 31, 2020, by and among the Company, Swipy Ltd, TKK Capital Holdings, Nicholas Ting Lun Wong, Jonathan Peng Fai Chong, Anderson Heng Hee Toh, Tiong Ming Tan, Chin Yong Tan, Lijun Yu and Ping Zhang.
99.1	Form of Nominating and Corporate Governance Committee Charter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELLAZO INC.

Date: February 6, 2020	By:	/s/ Stephen Markscheid
Name: Stephen Markscheid
Title: Interim Chief Executive Officer, Chief Financial Officer and Director

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